SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  September 2, 1998             Commission file number 1-5805



                        THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                                              13-2624428
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                        Identification No.)


     270 Park Avenue, New York, NY                               10017
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 270-6000

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Item 5. Other Events
-------------------------
      On September 2, 1998, The Chase Manhattan Corporation ("Chase") disclosed certain information relating to trading revenues for July and August and certain other financial information, primarily related to conditions in Russia.

         A copy of Chase's press release is attached as an exhibit hereto. That press release contains statements that are forward looking within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to risks and uncertainties and Chase's actual results may differ materially from those set forth in such forward-looking statements. Reference is made to Chase's reports filed with the Securities and Exchange Commission, in particular
Chase's Annual  Report  on Form  10-K  for the  year  ended  December  31,
1997,  for a discussion of factors that may cause such differences to occur.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this report:



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibit is filed with this report:


Exhibit Number                                   Description

   99.1                              Press Release - Chase Announces Impact of
                                     Global Market Events


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









                                                THE CHASE MANHATTAN CORPORATION
                                                          (Registrant)




Dated September 2, 1998                       by  /s/JOSEPH L. SCLAFANI
------------------------                          -----------------------
                                                  Joseph L. Sclafani
                                                  Executive Vice President and
                                                  Controller
                                                  [Principal Accounting Officer]


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                                 EXHIBIT INDEX



Exhibit Number                    Description             Page at Which Located

     99.1                Press Release - Chase Announces
                         Impact of Global Market Events              6





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